UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported event): November 12, 2007

GEOPHARMA, INC.

(Exact name of registrant as specified in charter)

Florida	001-16185	59-2600232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6950 Bryan Dairy Road, Largo, Florida	33777
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 544-8866

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations

On November 15, 2007, the Company issued a press release wherein it provided forward looking statements including the number of Food and Drug Administration filings, revenue and operational guidance for the fiscal year ending March 31, 2008 and 2009.

A copy of the press release is attached as Exhibit 99.3 hereto.

On November 14, 2007 GeoPharma, Inc issued a Press Release announcing it’s results of operations as of and for the Three and Six Months Ended September 30, 2007, a copy of which is attached as Exhibit 99.2 hereto.

In Accordance with General Instructions B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01.	Other Events

On November 12, 2007, the Company issued a press release announcing it has received an approval from the Food and Drug Administration, (“FDA”), to begin producing Carprofen. Carprofen is a non-steroidal anti-inflammatory drug (NSAID) that is used by veterinarians for the relief of pain and inflammation associated with osteoarthritis in dogs.

A copy of the press release is attached as Exhibit 99.1 hereto.

ITEM 9.01.	Financial Statements and Exhibits.

(c) Exhibits. The following documents are filed as exhibits to this report:

99.1	Press release issued November 12, 2007

99.2	Press release issued November 14, 2007

99.3	Press release issued November 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorize

GEOPHARMA, INC.

Date: November 15, 2007	/s/ Mihir K. Taneja
Mihir K. Taneja,
Chief Executive Officer

/s/ Carol Dore-Falcone
Carol Dore-Falcone,
Vice President and Chief Financial Officer